                             ARTICLES SUPPLEMENTARY
                                       OF
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

     CREDIT SUISSE INSTITUTIONAL FUND, INC. (the "Fund"), a Maryland corporation with its principal corporate offices in the State of Maryland in Baltimore, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The aggregate number of shares of capital stock of the Fund is increased by three billion (3,000,000,000) shares of Common Stock, of which three billion (3,000,000,000) shares are classified as a Series of stock to be known as the "Cash Reserve Portfolio." The shares of the Cash Reserve Portfolio, as so classified by the Board of Directors, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V, Section 4 of the Articles of Incorporation (the "Articles") and shall be subject to all provisions of the Articles relating to shares generally.

     SECOND: Immediately before the increase, the Fund was authorized to issue thirteen billion (13,000,000,000) shares of capital stock, all of which was Common Stock par value $.001 per share, such shares having the following designations:

Number of Shares                             Designations
----------------                             ------------
1,000,000,000                                International Equity Portfolio

1,000,000,000                                Small Company Growth Portfolio

1,000,000,000                                Emerging Markets

1,000,000,000                                Value

1,000,000,000                                Japan Growth

1,000,000,000                                Small Company Value

1,000,000,000                                Warburg Pincus Post-Venture
                                             Capital

6,000,000,000                                Unclassified and unissued
                                             shares of the Fund

and having an aggregate par value of Thirteen Million Dollars ($13,000,000). As increased, the Fund is authorized to issue a total of sixteen billion (16,000,000,000) shares of capital stock, all of which is Common Stock par value $.001 per share, having an aggregate par value of Sixteen Million Dollars ($16,000,000). Immediately after the increase and giving effect to the classification of shares set forth in Article First hereof, such shares were classified as follows:

Number of Shares                             Designations
----------------                             ------------
1,000,000,000                                International Equity Portfolio

1,000,000,000                                Small Company Growth Portfolio

1,000,000,000                                Emerging Markets

1,000,000,000                                Value

1,000,000,000                                Japan Growth

1,000,000,000                                Small Company Value

1,000,000,000                                Warburg Pincus Post-Venture
                                             Capital

3,000,000,000                                Cash Reserve Portfolio

6,000,000,000                                Unclassified and unissued
                                             shares of the Fund

     THIRD: The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

     FOURTH: The Board of Directors of the Fund increased the total number of shares of capital stock that the Fund has authority to issue pursuant to Section 2-105(c) of the Maryland General Corporation Law and classified the shares of the Cash Reserve Portfolio under the authority contained in Article V, Section 2 of the Articles.

     IN WITNESS WHEREOF, the undersigned have executed these Articles Supplementary on behalf of Credit Suisse Institutional Fund, Inc. and acknowledge that it is the act and deed of the Fund and state, under penalty of perjury, to the best of the knowledge, information and belief of each of them, that the matters contained herein with respect to the approval thereof are true in all material respects.

Dated: May 22, 2000                         CREDIT SUISSE INSTITUTIONAL
                                            FUND, INC.


                                            By:/s/Hal Liebes
                                               ------------------------
                                               Name: Hal Liebes
                                               Title: Vice President &
                                               Secretary

ATTEST:

/s/Stuart J. Cohen
-------------------------
Name: Stuart J. Cohen
Title: Assitant Secretary

                             ARTICLES SUPPLEMENTARY
                                       OF
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

     CREDIT SUISSE INSTITUTIONAL FUND, INC. (the "Fund"), a Maryland corporation with its principal corporate offices in the State of Maryland in Baltimore, Maryland, DOES HEREBY CERTIFY:

     1. There is hereby classified a Series of stock comprised of one billion (1,000,000,000) Shares (as those terms are defined in the Fund's Articles of Incorporation, as amended from time to time, the "Articles") of the authorized but unclassified and unissued Shares of the Fund, to be known as the "Global Telecommunications Portfolio."

     2. The Shares of the Global Telecommunications Portfolio classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V, Section 4 of the Articles and shall be subject to all provisions of the Articles relating to Shares generally.

     3. The Shares of the Global Telecommunications Portfolio have been classified by the Fund's Board of Directors under the authority contained in
Article V, Sections 2 and 3 of the Articles.

     IN WITNESS WHEREOF, the undersigned have executed these Articles Supplementary on behalf of Credit Suisse Institutional Fund, Inc. and acknowledge that it is the act and deed of the Fund and state, under penalty of perjury, to the best of the knowledge, information and belief of each of them, that the matters contained herein with respect to the approval thereof are true in all material respects.

Dated: May 22, 2000                          CREDIT SUISSE INSTITUTIONAL
                                             FUND, INC.


                                             By: /s/Hal Liebes
                                                 -----------------------
                                                 Name: Hal Liebes
                                                 Title: Vice President &
                                                 Secretary

ATTEST:

/s/Stuart J. Cohen
-------------------------
Name: Stuart J. Cohen
Title: Assitant Secretary

                             ARTICLES SUPPLEMENTARY
                                       OF
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

     CREDIT SUISSE INSTITUTIONAL FUND, INC. (the "Fund"), a Maryland corporation with its principal corporate offices in the State of Maryland in Baltimore, Maryland, DOES HEREBY CERTIFY:

     1. There is hereby classified a Series of stock comprised of one billion (1,000,000,000) Shares (as those terms are defined in the Fund's Articles of Incorporation, as amended from time to time, the "Articles") of the authorized but unclassified and unissued Shares of the Fund, to be known as the "High Yield Portfolio."

     2. The Shares of the High Yield Portfolio classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V, Section 4 of the Articles and shall be subject to all provisions of the Articles relating to Shares generally.

     3. The Shares of the High Yield Portfolio have been classified by the Fund's Board of Directors under the authority contained in Article V, Sections 2 and 3 of the Articles.

     IN WITNESS WHEREOF, the undersigned have executed these Articles Supplementary on behalf of Credit Suisse Institutional Fund, Inc. and acknowledge that it is the act and deed of the Fund and state, under penalty of perjury, to the best of the knowledge, information and belief of each of them, that the matters contained herein with respect to the approval thereof are true in all material respects.

Dated: May 22, 2000                          CREDIT SUISSE INSTITUTIONAL
                                             FUND, INC.


                                             By: /s/Hal Liebes
                                                 ------------------------
                                                 Name: Hal Liebes
                                                 Title: Vice President &
                                                 Secretary

ATTEST:

/s/Stuart J. Cohen
-------------------------
Name: Stuart J. Cohen
Title: Assitant Secretary

                             ARTICLES SUPPLEMENTARY
                                       OF
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

     CREDIT SUISSE INSTITUTIONAL FUND, INC. (the "Fund"), a Maryland corporation with its principal corporate offices in the State of Maryland in Baltimore, Maryland, DOES HEREBY CERTIFY:

     1. There is hereby classified a Series of stock comprised of one billion (1,000,000,000) Shares (as those terms are defined in the Fund's Articles of Incorporation, as amended from time to time, the "Articles") of the authorized but unclassified and unissued Shares of the Fund, to be known as the "Long-Short Market Neutral Portfolio."

     2. The Shares of the Long-Short Market Neutral Portfolio classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V, Section 4 of the Articles and shall be subject to all provisions of the Articles relating to Shares generally.

     3. The Shares of the Long-Short Market Neutral Portfolio have been classified by the Fund's Board of Directors under the authority contained in
Article V, Sections 2 and 3 of the Articles.

     IN WITNESS WHEREOF, the undersigned have executed these Articles Supplementary on behalf of Credit Suisse Institutional Fund, Inc. and acknowledge that it is the act and deed of the Fund and state, under penalty of perjury, to the best of the knowledge, information and belief of each of them, that the matters contained herein with respect to the approval thereof are true in all material respects.

Dated:  May 22, 2000                         CREDIT SUISSE INSTITUTIONAL
                                             FUND, INC.


                                             By: /s/Hal Liebes
                                                 -----------------------
                                                 Name: Hal Liebes
                                                 Title: Vice President &
                                                 Secretary

ATTEST:

/s/Stuart J. Cohen
------------------------
Name: Stuart J. Cohen
Title: Assitant Secretary

                             ARTICLES SUPPLEMENTARY
                                       OF
                     CREDIT SUISSE INSTITUTIONAL FUND, INC.

     CREDIT SUISSE INSTITUTIONAL FUND, INC. (the "Fund"), a Maryland corporation with its principal corporate offices in the State of Maryland in Baltimore, Maryland, DOES HEREBY CERTIFY:

     1. There is hereby classified a Series of stock comprised of one billion (1,000,000,000) Shares (as those terms are defined in the Fund's Articles of Incorporation, as amended from time to time, the "Articles") of the authorized but unclassified and unissued Shares of the Fund, to be known as the "Major Foreign Markets Portfolio."

     2. The Shares of the Major Foreign Markets Portfolio classified hereby shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V, Section 4 of the Articles and shall be subject to all provisions of the Articles relating to Shares generally.

     3. The Shares of the Major Foreign Markets Portfolio have been classified by the Fund's Board of Directors under the authority contained in Article V, Sections 2 and 3 of the Articles.

     IN WITNESS WHEREOF, the undersigned have executed these Articles Supplementary on behalf of Credit Suisse Institutional Fund, Inc. and acknowledge that it is the act and deed of the Fund and state, under penalty of perjury, to the best of the knowledge, information and belief of each of them, that the matters contained herein with respect to the approval thereof are true in all material respects.

Dated: May 22, 2000                          CREDIT SUISSE INSTITUTIONAL
                                             FUND, INC.


                                             By: /s/Hal Liebes
                                                 -----------------------
                                                 Name: Hal Liebes
                                                 Title: Vice President &
                                                 Secretary

ATTEST:

/s/Stuart J. Cohen
--------------------------
Name: Stuart J. Cohen
Title: Assitant Secretary